Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

(REAI) Intelligent Real Estate ETF

Listed on The Nasdaq Stock Market, LLC

(HAUS) Residential REIT ETF

Listed on Cboe BZX Exchange, Inc.

(each, a “Fund,” and together, the “Funds”)

October 30, 2026

Supplement to each Summary Prospectus,

Prospectus, and Statement of Additional Information,

each dated May 29, 2026, as supplemented

Tidal Investments LLC (“Tidal”), the Funds’ investment adviser, has recommended to the Board of Trustees (the “Board”) of Tidal Trust I that each Fund’s closure and liquidation would be in the best interests of such Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Funds as described below.

In preparation for the liquidation, shares of the Intelligent Real Estate ETF will cease trading on The Nasdaq Stock Market, LLC (“Nasdaq”) and will be closed to purchase by investors as of the close of regular trading on Nasdaq on November 9, 2026 (the “Closing Date”). The Intelligent Real Estate ETF will not accept purchase orders after the Closing Date.

In preparation for the liquidation, shares of the Residential REIT ETF will cease trading on the Cboe BZX Exchange, Inc. (“CBOE”) and will be closed to purchase by investors as of the close of regular trading on CBOE on the Closing Date. The Residential REIT ETF will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from the Closing Date through November 13, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings, and each Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect all transactional costs associated with its liquidation. Once the distributions are complete, each Fund will terminate.

For more information, please contact the Funds at 800-693-8288.

Please retain this Supplement for future reference.